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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 16, 2005

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                 000-23489            52-1309227
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   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)

   4950 Communication Avenue, Suite 300, Boca Raton, Florida      33431
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          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  (571) 438-6140

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

On May 16, 2005, Registrant announced its earnings for the three month period ended March 31, 2005. For further information, reference is made to the Registrant's press release, dated May 16, 2005, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 7.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

99.1     Press Release, Access Worldwide Communications, Inc., May 16, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                       (Registrant)

Date: May 18, 2005

                                       By /s/ RICHARD LYEW
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                                          Richard Lyew
                                          Executive Vice President and Chief
                                          Financial Officer (principal financial
                                          and accounting officer)

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